Supplement dated June 15, 2022
to the Prospectus and Summary Prospectus of each of the following funds (each, a Fund, and collectively, the Funds):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Columbia Strategic California Municipal Income Fund	3/1/2022
Columbia Strategic New York Municipal Income Fund	3/1/2022
Columbia Funds Series Trust II
Columbia Minnesota Tax-Exempt Fund	12/1/2021
Anders Myhran has announced that he plans to retire from Columbia Management Investment Advisers, LLC, the Fund's investment manager, effective September 30, 2022. Until then, Mr. Myhran will continue to serve as a Portfolio Manager of each Fund.
Shareholders should retain this Supplement for future reference.
SUP000_00_124_(06/22)